Exhibit 32.2

          CERTIFICATION BY CHIEF FINANCIAL OFFICER
             PURSUANT TO 18 U.S.C. SECTION 1350
       (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


      In connection with the Quarterly Report of Werner Enterprises, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2005, (the "Report") filed with the Securities and Exchange Commission, I, John J. Steele, Executive Vice President, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section  1350,  as adopted pursuant to Section  906  of  the
Sarbanes-Oxley  Act  of  2002,  that  to  the  best  of   my
knowledge:

     1. The Report  fully  complies with the requirements of
        Section  13(a)  or 15(d) of  the Securities Exchange
        Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



October 31, 2005                   /s/ John J. Steele
                                   -------------------------
                                   John J. Steele
                                   Executive Vice President, Treasurer
                                   and Chief Financial Officer